UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported:  May 15, 2007

SKY PETROLEUM, INC.
 (Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	333-99455 (Commission File Number)	32-0027992 (IRS Employer Identification No.)

401 Congress Avenue, Suite 1540 Austin, Texas 78701 (Address of Principal Executive Offices) (Zip Code)

(512) 687-3427

(Registrant’s Telephone Number, including Area Code)

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or
Completed Interim Review

On May 15, 2007, the audit committee of the board of directors of Sky Petroleum Inc. (the “Registrant”) and the Registrant’s management determined, in consultation with the Registrant’s full board of directors and its independent registered public accounting firm, that the Registrant’s previously issued audited consolidated financial statements for the fiscal year ended December 31, 2005, the report of the Registrant’s independent reigstered public accounting firm for the fiscal year ended December 31, 2005, and its unaudited consolidated financial statements for each quarterly report filed during the 2005 and 2006 fiscal years should not be relied upon because of accounting errors in those consolidated financial statements.

During the Registrant’s preparation of its audited consolidated financial statements for the fiscal year ended December 31, 2006, the Registrant’s management, in conjunction with BDO Patel and Al Saleh (“BDO Patel”), the Registrant’s current independent registered public accounting firm, determined that certain errors existed in the Registrant’s previously issued audited consolidated financial statements for the fiscal year ended December 31, 2005. The errors related to (i) the improper expensing, as share based compensation, of the value of common shares issued to Paraskevi Investment Company S.A,. in relation to the Registrant’s May 18, 2005 Compensation Agreement with Paraskevi, instead of capitalizing such amounts to oil and gas properties based on the nature of the services provided by Paraskevi, (ii) errors made in various valuation assumptions used in the calculation of share based compensation associated with stock options issued in 2005, and (iii) amounts shown as offering expenses that should have been netted against offering proceeds.

The restatement resulted in an overall lowering of expenses in both the 2005 and 2006 fiscal years, and therefore will reflect improved results over both these periods.

Discovery of these errors lead Registrant’s management, in consultation with the Registrant’s audit committee, BDO Patel, and Beckstead and Watts (the Company’s former independent registered public accounting firm), to restate the Registrant’s consolidated financial statements for the fiscal year ended December 31, 2005, as presented in the Registrants annual report on Form 10-KSB for the fiscal year ended December 31, 2006. The filing of the Registrant’s annual report on Form 10-KSB and this current report on Form 8-K was delayed until May 15, 2007, as Registrant’s management determined the necessity, scope, and accuracy of the restatement.

As a result of the restatement, Registrant’s management and audit committee have concluded that the Registrant will restate its consolidated financial statements for the full fiscal year of 2005, and for the first three quarters of 2006. The Registrant’s management anticipates filing these amended reports as soon as practicable.

The matters disclosed in this current report on Form 8-K have been discussed and reviewed by and between the Registrant’s management, audit committee, and the Registrant’s current and former independent registered public accounting firms.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SKY PETROLEUM, INC. (Registrant)

Dated: May 16, 2007	By: /s/ Michael D. Noonan _______________________________________ Michael D. Noonan Secretary